UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2004

                               Movie Gallery, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-24548                 63-1120122
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)

        900 West Main Street
          Dothan, Alabama                                         36301
(Address of principal executive offices)                        (Zip Code)

                                 (334) 677-2108
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Item 8.01. Other Events

      On September 29, 2004, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.03 per share. The dividend is payable on October 26, 2004, to stockholders of record as of October 12, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

      99.1 Press Release dated September 29, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MOVIE GALLERY, INC.

Date: September 29, 2004

                                         BY: /s/ Ivy M. Jernigan
                                             -----------------------
                                             Ivy M. Jernigan
                                             Senior Vice President and
                                             Chief Financial Officer

                                INDEX TO EXHIBITS

                   99.1 Press Release dated September 29, 2004


                                       3